ALLEGIANT FUNDS

         Supplement dated March 28, 2006 to the Statement of Additional
          Information dated October 1, 2005, as previously supplemented

       This Supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.



     Effective May 31, 2006 (the "Effective Date") each investment portfolio of Allegiant Funds (the "Funds") will no longer offer Class B Shares, except in connection with dividend reinvestment and permitted exchanges of Class B Shares.

     As of the Effective Date, no new or subsequent investments, including through the Funds' Planned Investment Program, will be allowed in Class B Shares of the Funds, except through dividend reinvestment or permitted exchange. Existing holders of a Fund's Class B Shares as of the Effective Date may continue to hold their Class B Shares, reinvest dividends into Class B Shares and exchange their Class B Shares for Class B Shares of another Fund as permitted by current exchange and dividend reinvestment rules described in the applicable Prospectus. In addition, as of the Effective Date, each outstanding Class B Share and any after-acquired Class B Share will continue to be subject to all Class B Share attributes, including: (1) applicable contingent deferred sales charges; (2) conversion to Class A Shares feature; and (3) Distribution and Shareholder Servicing fees.

     As of the Effective Date, the sixth paragraph in the section "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" on page 71 of the Statement of Additional Information is hereby amended to reflect that the B Shares Class will be closed to new investment.





          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE